SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

31.   SUBSEQUENT EVENTS

Capital injection from CITIC Industrial Investment Group Limited (“CITIC Industrial”)

In February 2020, the Group entered into an investment agreement with CITIC Industrial pursuant to which CITIC Industrial purchased 38,888,888 shares of the Group's subsidiary MHM in exchange for RMB700,000. The Group received the consideration in March 2020. Upon completion of all transactions mentioned above, the Group’s ownership in MHM will be diluted from 60% to 50.01%.

Impact from Coronavirus (COVID-19)

Beginning January 2020, the emergence and wide spread of the novel Coronavirus (“COVID-19”) has resulted in quarantines,  travel restrictions , and the temporary closure of stores and facilities in China and elsewhere. Substantially all of the Group’s revenue and workforce are concentrated in China. Consequently, the outbreak has negatively impacted the Group’s network centers and self-owned hospital operations in China and resulted in less patient treatment from late January to early March. The Group’s total revenue declined for January and March of 2020 as compared to the same period in the prior year. As the COVID-19 outbreak has further spread outside the PRC and it is uncertain as to whether the COVID-19 outbreak will continue to be contained in the PRC, the Group’s operation results and financial position of 2020 might be adversely impacted to a certain extent, including but not limited to negative impact to the Group’s total revenues, slower collection of accounts receivables and additional allowance for doubtful accounts and impairment on the Group’s long-lived assets. Because of the uncertainties surrounding the COVID-19 outbreak, the extent of the business disruption and the related financial impact cannot be reasonably estimated at this time.